SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

REGI U.S., INC.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF SPECIAL AND ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 4, 2010.

To the Shareholders of REGI U.S., Inc.:

NOTICE IS HEREBY GIVEN that the Special and Annual Meeting of Shareholders REGI U.S., Inc. (the “Company”) will be held at The River Club, 11111 Horseshoe Way, Richmond, British Columbia, on January 4, 2010, at 10:30 a.m. for the purpose of considering and voting upon the following matters:

(1)

ELECTION OF DIRECTORS.  To elect three (3) directors for a term of one year or until their successors have been elected and qualified.

(2)

APPROVAL OF AUDITOR.  Approval of Malone & Bailey PC, Certified Public Accountants as auditor until the close of the next Annual Meeting.

(3)

WHATEVER OTHER BUSINESS may properly come before the Special and Annual Meeting or any adjournments thereof.

These matters are more fully described in the proxy statement accompanying this Notice.   Accompanying this Notice of Meeting is a proxy statement and a form of proxy.  The annual report of the Company on Form 10-K, containing the management discussion and analysis, the consolidated financial statements for the year ended April 30, 2009, and the auditors’ reports on the financial statements are available electronically on our website at www.regtech.com .

Only those shareholders of record at the close of business on November 2, 2009 shall be entitled to notice of, and to vote at, the Special and Annual Meeting or any adjournments thereof.

November 23, 2009

BY ORDER OF THE BOARD OF DIRECTORS

/s/	John Robertson
John Robertson, President

YOUR VOTE IS IMPORTANT

Whether or not you attend the Special and Annual Meeting, please sign and date your Proxy and return it.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be

Held on January 4, 2010

The proxy statement and our 2009 annual report are available at www.regtech.com

REGI U.S., INC.

#240-11780 Hammersmith Way

Richmond, British Columbia V7A 5E9

CANADA

PROXY STATEMENT

Information Concerning the Solicitation of Proxies

This Proxy Statement and the accompanying Proxy is furnished to the shareholders of REGI U.S., INC. (the “Company”) in connection with the solicitation of proxies on for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”).  The Annual Meeting will be held on January 4, 2010, at The River Club, 11111 Horseshoe Way, Richmond, British Columbia, at 10:30 am.(PST).  A copy of the Company’s annual report on Form 10-K was made available to shareholders electronically via filing on EDGAR on August 18, 2009, and accompanies this Proxy Statement.

We will provide without charge to each person solicited upon the written request of any such person, a copy of our annual report on Form 10-K, including the financial statements and the financial statement schedules, required to be filed with the Commission pursuant to Rule 13a-1 under the Act for our most recent fiscal year.  Please direct your written request to John Robertson, President, at #240-11780 Hammersmith Way Richmond, British Columbia, Canada, V7A 5E9.  We will furnish any exhibit upon the payment of a specified reasonable fee which fee shall be limited to our reasonable expenses in furnishing such exhibit.

Only stockholders of record on November 2, 2009 are entitled to vote at the Annual Meeting.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company.  Solicitation may be made by directors and officers of the Company.  Solicitation may be made by use of the mails, by telephone, facsimile and personal interview.  The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the three nominees listed in this Proxy Statement and FOR the other items listed in the Proxy, unless otherwise directed.  Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote.  The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy.  Shareholders have one vote for each share of Common Stock held, including the election of directors.  Shareholders are not entitled to cumulate their votes in the election of directors.

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or before December 1, 2009.

Record Date and Voting Rights

The record date for determination of Stockholders who are entitled to notice of and to vote at the Annual Meeting is November 2, 2009.

The Company is authorized to issue up to 100,000,000 shares of common stock, without par value. As of November 20, 2009, there were 28,039,824 shares of common stock issued and outstanding. Each share of Common Stock is entitled to one vote on all matters submitted for shareholder approval.

BUSINESS OF THE MEETING

There are two (2) matters being presented for consideration by the shareholders at the Annual Meeting, the election of three (3) directors; and the approval of Malone & Bailey PC, Certified Public Accountants as auditor of the Company.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of November 20, 2009 our outstanding Class A Common Stock owned of record or beneficially by each person who owned of record, or was known by us to own beneficially, more than 5% of our Common Stock, and the name and shareholdings of each Executive Officer and Director and all Executive Officers and Directors as a group. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this report upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised.

Name	Shares Owned	Percentage of Shares Owned
John G. Robertson, Chairman of the Board of Directors, President, Chief Executive Officer and Director (1) (2) (3)(5)(10)(11)	10,858,806	38.82%
James McCann (4)	1,312,408	4.69%
Rand Energy Group Inc. (5)	1,312,408	4.69%
Jennifer Lorette, Vice President and Director (6)	255,400	*
James Vandeberg, Chief Operating Officer and Director (7)	175,000	*
Lynn Petersen (8)	105,000	*
Robert Grisar, Vice President (9) – subsequent to year end	227,000	*
Brian Cherry, Vice President of the RadMax® Engine Technology Projects	Nil	*
Reg Technologies Inc.(10)	3,320,000	11.87%
Rainbow Networks Inc.(11)	2,429,800	8.69%
ALL EXECUTIVE OFFICERS & DIRECTORS AS A GROUP (FOUR INDIVIDUALS)	11,486,209	41.06%

*Less than one percent of the issued and outstanding on November 20, 2009, which was 28,036,824

Except as noted below, all shares are held beneficially and of record and each record shareholder has sole voting and investment power.

(1) This individual may be deemed to be a "parent or founder" of REGI as that term is defined in the Rules and Regulations promulgated under the Securities Act of 1933.

(2) Includes 1,312,408 shares registered in the name of Rand Energy Group Inc. See Note (5) below for an explanation of the beneficial ownership of Rand Energy Group Inc. Mr. Robertson disclaims beneficial ownership of these shares beyond the extent of his pecuniary interest. Also includes 500,000 options. Mr. Robertson's address is the same as the Company's.

(3) Includes 2,747,720 common shares registered in the name of Access Information Services, Ltd., a corporation controlled by the Robertson Family Trust, and 500,000 options. Mr. Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust. Mr. Robertson's address is the same as REGI’s address.

(4) Includes 1,312,408 shares registered in the name of Rand Energy Group Inc. See Note (5) below for an explanation of the beneficial ownership of Rand Energy Group Inc.

(5) Rand Energy Group Inc. is owned 51% by Reg Tech and 49% by Rand Cam-Engine Corp. Under Rule 13d-3 under the Securities Exchange Act of 1934, both Reg Tech and Rand Cam-Engine Corp. could be considered the beneficial owner of the 1,312,408 shares registered in the name of Rand Energy Group Inc. Mr. Robertson is the sole director of Rand Energy Group Inc.

SMR Investment Ltd., a British Columbia corporation, holds a controlling interest in Reg Tech.  Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd.  Susanne M. Robertson, Mr. Robertson's wife, owns SMR Investment Ltd.  Accordingly, in Note (2) above, beneficial ownership of the 1,312,408 shares registered in the name of Rand Energy Group Inc. has been attributed to Mr. Robertson. We believe it would be misleading and not provide clear disclosure to list as beneficial owners in the table the other entities and persons discussed in this paragraph, although a strict reading of Rule 13d-3 under the Securities Exchange Act of 1934 might require each such entity and person to be listed in the beneficial ownership table.

Rand Cam-Engine Corp. is a privately held company whose stock is controlled by James McCann and by several other shareholders in minor interest. We believe it would be misleading and not provide clear disclosure to list as beneficial owners in the table the other entities and persons discussed in this paragraph, although a strict reading of Rule 13d-3 under the Securities Exchange Act of 1934 might require each such entity and person to be listed in the beneficial ownership table.

(6) Includes 225,000 options.  Ms. Lorette's address is the same as the Company's.

(7) Includes 100,000 options.  Mr. Vandeberg's address is 601 Union Street, Suite 4500, Seattle, WA 98101.

(8) Includes 100,000 options.  Ms. Petersen's address is the same as the Company's.

(9) Includes 185,000 options.  Mr. Grisar's address is the same as the Company's.

(10) Includes 3,320,000 shares registered in the name of Reg Technologies Inc. Reg Technologies Inc. is a publicly held British Columbia corporation.  Rand Energy Group Inc., holds approximately 11% of the common shares of REGI, which, in turn, is controlled 51% by Reg Technologies Inc.  Mr. Robertson and Ms. Lorette are both directors and officers of Reg Technologies Inc. SMR Investment Ltd., a British Columbia corporation, holds a controlling interest in Reg Technologies Inc..  Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd.  Susanne M. Robertson, Mr. Robertson's wife, owns SMR Investment Ltd.  Accordingly, in Note (2) above, beneficial ownership of the 3,320,000 shares registered in the name of Reg Technologies Inc. has been attributed to Mr. Robertson. We believe it would be misleading and not provide clear disclosure to list as beneficial owners in the table the other entities and persons discussed in this paragraph, although a strict reading of Rule 13d-3 under the Securities Exchange Act of 1934 might require each such entity and person to be listed in the beneficial ownership table.

(11) Includes 2,429,800 common shares registered in the name of Rainbow Networks Inc., a British Columbia company controlled by Mr. Robertson, who is sole director, president and secretary. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by Rainbow Networks. Mr. Robertson's address is the same as REGI’s address.

Information with Respect to Nominees

The following table lists the persons nominated by the Board of Directors for election as directors and also lists certain information with respect to those persons.

Nominee	Age	Since	Principal Occupation of Director	Ownership [1]	Ownership
John G. Robertson [1], [2], [3], [4], [5], [6]	68	July 1992	President, Chief Executive Officer and Director	10,858,806	38.82%
James L. Vandeberg [1], [7]	65	Director since November 1998 COO since August 1999, CFO since November 2001	Attorney	175,000	*
Jennifer Lorette [8]	37	Director since January 2001; Vice President since June 1994	Director of the Company, Director of Reg Technologies; Director of Teryl Resources Corp.; Director of Linux Gold Corp.	255,400	*

*Less than one percent of the issued and outstanding on November 2, 2009, which was 70,438,562.

(1) This individual may be deemed to be a "parent or founder" of REGI as that term is defined in the Rules and Regulations promulgated under the Securities Act of 1933.

(2) Includes 1,312,408 shares registered in the name of Rand Energy Group Inc. See Note (5) below for an explanation of the beneficial ownership of Rand Energy Group Inc. Mr. Robertson disclaims beneficial ownership of these shares beyond the extent of his pecuniary interest. Also includes 500,000 options. Mr. Robertson's address is the same as the Company's.

(3) Includes 2,747,720 common shares registered in the name of Access Information Services, Ltd., a corporation controlled by the Robertson Family Trust, and 500,000 options. Mr. Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust. Mr. Robertson's address is the same as REGI’s address.

(4) Rand Energy Group Inc. is owned 51% by Reg Tech and 49% by Rand Cam-Engine Corp. Under Rule 13d-3 under the Securities Exchange Act of 1934, both Reg Tech and Rand Cam-Engine Corp. could be considered the beneficial owner of the 1,312,408 shares registered in the name of Rand Energy Group Inc. Mr. Robertson is the sole director of Rand Energy Group Inc.

SMR Investment Ltd., a British Columbia corporation, holds a controlling interest in Reg Tech.  Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd.  Susanne M. Robertson, Mr. Robertson's wife, owns SMR Investment Ltd.  Accordingly, in Note (2) above, beneficial ownership of the 1,312,408 shares registered in the name of Rand Energy Group Inc. has been attributed to Mr. Robertson. We believe it would be misleading and not provide clear disclosure to list as beneficial owners in the table the other entities and persons discussed in this paragraph, although a strict reading of Rule 13d-3 under the Securities Exchange Act of 1934 might require each such entity and person to be listed in the beneficial ownership table.

Rand Cam-Engine Corp. is a privately held company whose stock is controlled by James McCann and by several other shareholders in minor interest. We believe it would be misleading and not provide clear disclosure to list as beneficial owners in the table the other entities and persons discussed in this paragraph, although a strict reading of Rule 13d-3 under the Securities Exchange Act of 1934 might require each such entity and person to be listed in the beneficial ownership table.

(5) Includes 3,320,000 shares registered in the name of Reg Technologies Inc. Reg Technologies Inc. is a publicly held British Columbia corporation.  Rand Energy Group Inc., holds approximately 11% of the common shares of REGI, which, in turn, is controlled 51% by Reg Technologies Inc.  Mr. Robertson and Ms. Lorette are both directors and officers of Reg Technologies Inc. SMR Investment Ltd., a British Columbia corporation, holds a controlling interest in Reg Technologies Inc..  Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd.  Susanne M. Robertson, Mr. Robertson's wife, owns SMR Investment Ltd.  Accordingly, in Note (2) above, beneficial ownership of the 3,320,000 shares registered in the name of Reg Technologies Inc. has been attributed to Mr. Robertson. We believe it would be misleading and not provide clear disclosure to list as beneficial owners in the table the other entities and persons discussed in this paragraph, although a strict reading of Rule 13d-3 under the Securities Exchange Act of 1934 might require each such entity and person to be listed in the beneficial ownership table.

(6) Includes 2,429,800 common shares registered in the name of Rainbow Networks Inc., a British Columbia company controlled by Mr. Robertson, who is sole director, president and secretary. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by Rainbow Networks. Mr. Robertson's address is the same as REGI’s address.

(7) Includes 100,000 options.  Mr. Vandeberg's address is 601 Union Street, Suite 4500, Seattle, WA 98101.

(8) Includes 225,000 options.  Ms. Lorette's address is the same as the Company's.

Background of Nominees

John G. Robertson – Director, Chairman of the Board of Directors, President and Chief Executive Officer

Mr. Robertson has been our Chairman, President and Chief Executive Officer since our formation in July, 1992. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc., a British Columbia corporation listed on the TSX Venture Exchange that has financed the research on the RadMax® Engine since 1986. REGI U.S. is controlled by Rand Energy Group, Inc., a British Columbia corporation of which Reg Technologies Inc. is the majority shareholder. REGI U.S. owns the U.S. rights to the RadMax® Engine technology and Reg Technologies Inc. owns the worldwide rights exclusive of the U.S. Mr. Robertson is a Director and President and Secretary of Rand Energy Group Inc. Mr. Robertson is President, Principal Executive Officer and a member of the Board of Directors of IAS Energy, Inc., an Oregon corporation traded on the OTC bulletin board, which is developing a new type of antenna system. Since June 1997 Mr. Robertson has been President, Principal Executive Officer and a Director of Information-Highway.com, Inc., a Florida corporation which is currently inactive, and its predecessor. He is also the President and Founder of Teryl Resources Corp., a public company trading on the TSX Venture Exchange involved in gold, diamond, and oil and gas exploration. He is also President of Linux  Gold Corp., a public company trading on the OTC Bulletin Board. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd., a British Columbia corporation engaged in the business of management and investment consulting.

Jennifer Lorette – Director and Vice President

Ms. Lorette became a member of the board of directors in January 2001.  She has been our Vice President since June 1994, and was also previously Chief Financial Officer. Since 2001 she has also been a director for Reg Technologies, Inc., a British Columbia corporation listed on the TSX Venture Exchange that has financed the research on the RadMax® Engine since 1986. REGI U.S. is controlled by Rand Energy Group, Inc., a British Columbia corporation of which Reg Technologies Inc. is the majority shareholder.  Since November 2000 Ms. Lorette has also been a director of Linux Gold Corp.  Since February 2001 Ms. Lorette has been a director of Teryl Resources Corp., a public company trading on the TSX Venture Exchange involved in gold, and oil and gas exploration.

James L. Vandeberg – Director, Chief Operating Officer and Chief Financial Officer

Mr. Vandeberg became a Director of the Company in November 1998 and its Chief Operating Officer in August 1999 and its Chief Financial Officer on January 9, 2006.  Mr. Vandeberg is an attorney in Seattle, Washington.  He has served as our legal counsel since 1996. Mr. Vandeberg's practice focuses on the corporate finance area, with an emphasis on securities and acquisitions. Mr. Vandeberg was previously general counsel and secretary of two NYSE companies and. He is a director of Information-Highway.com, Inc., a Florida corporation traded on the Pink Sheets. He is also a director of IAS Energy, Inc. an Oregon corporation traded on the OTC bulletin board. Mr. Vandeberg is also a director of Reg Technologies Inc. which is traded on the TSX Venture Exchange and the OTC BB.  Mr. Vandeberg is also a director of ASAP Expo Inc. since 2005.  He is a member and former director of the American Society of Corporate Secretaries. He became a member of the Washington Bar Association in 1969 and of the California Bar Association in 1973.  Mr. Vandeberg graduated cum laude from the University of Washington with a Bachelor of Arts degree in accounting in 1966, and from New York University School of Law in 1969, where he was a Root-Tilden Scholar.

Significant Employees

We currently employ no full-time employees and utilize contractors as required.

Term of Office and Family Relationships

All directors hold office until the next annual meeting of shareholders or until their respective successors are elected or until their earlier death, resignation or removal. Executive officers are appointed by and serve at the discretion of our Board of Directors. There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

To the best knowledge of the Officers and Directors of the Company, neither the Company nor any of its Officers, Directors or nominees are parties to any legal proceeding or litigation other than as described below. Further, the Officers and Directors know of no threatened or contemplated legal proceedings or litigation other than as described below.  None of the Officers and Directors have been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office.  To the best of the knowledge of the Officers and Directors, no investigations of felonies, misfeasance in office or securities investigations are either pending or threatened at the present time.

EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN

STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The following table lists the Company's executive officers during fiscal year 2009:

Name	Positions with the Company	Age	Office Held Since
John G. Robertson	Chairman of the Board, President and Chief Executive Officer	68	December 1994
James Vandeberg	Chief Operating Officer and Chief Financial Officer	65	Director since November 1998; COO since August 1999, CFO since November 2001
Jennifer Lorette	Secretary and Member of the Board of Directors	37	(1)

Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. There is no family relationship between any of the officers and directors.  Memberships on the Boards of other public companies are set out on pages 3 and 4 in the biographies of each of the nominee directors, and memberships on the Boards of other public companies for each of the executive officers who are not directors are set out below.

Background of Executive Officers

The biographies of Messrs. Robertson and Vandeberg can be found on pages 3 and 4.

STATEMENT OF EXECUTIVE COMPENSATION

The Company is required, under applicable securities legislation in Canada, to disclose to its Shareholders details of compensation paid to its directors and officers.  The following fairly reflects all material information regarding compensation paid by the Company to its directors and officers, which information has been disclosed to the Company's Shareholders in accordance with applicable Canadian law.

Executive Compensation

Compensation Discussion and Analysis

The Company’s executive officers make recommendations to the board of directors regarding compensation policies and the compensation of senior officers.  The Company does not have a Compensation Committee.  The compensation of the senior executives comprises two components; namely, a base salary or consulting fees and the grant of stock options pursuant to the Company’s stock option plan which is more particularly outlined below under the Option-based Awards section.   These forms of compensation are chosen to attract, retain and motivate the performance of selected directors, officers, employees or consultants of the Company of high caliber and potential.  Each senior executive is employed for his or her skills to perform specific tasks and the base salary and number of options is fixed accordingly.

Option-based Awards

The grant of option-based awards to the senior executives is determined by the recommendation of executive officers to the board of directors pursuant to the terms of the stock option plan referred to below. Previous grants of option-based awards are taken into account when considering new grants.

The options are always granted at market price. The valuation of the fair value of the options at the time of the grant is based on the Black Scholes model and includes the following assumptions: weighted average risk free rate, weighted average expected life, expected volatility and dividend yield.

During the year ended April 30, 2009, no option-based awards for executives were granted.  However, the Company extended the term on 75,000 options for a further three years to an executive.  The fair value of the original options was deducted from the fair value of the modified options for a difference of $5,912.

Summary Compensation Table

Named Executive Officer mean the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”) or any individual acting in a similar capacity or function, regardless of the amount of compensation of that individual and each of the Company’s three most highly compensated executive officers, other than the CEO and CFO, or three most highly compensated individuals acting in similar capacities, who were serving as executive officers, or in a similar capacity, at the end of the most recent financial year and whose compensation exceeds CDN$150,000, and such individuals who would be an NEO but for the fact that they were not serving as an executive officer or in a similar capacity at the end of that financial year.

During the Company’s last completed financial year ended April 30, 2009, the Company had two Named Executive Officers: Mr. John Robertson, President and CEO, and Mr. James Vandeberg, COO and CFO.

The following table (presented in accordance with Form 51-102F6 – Statement of Executive Compensation (“Form 51-102F6”) under National Instrument 51-102 – Continuous Disclosure Obligations) sets forth all annual, long term and other compensation for services in all capacities to the Company and its subsidiaries payable to the NEOs for the three financial years ended April 30, 2009, 2008, and 2007 (to the extent required by the Regulations) in respect of the Named Executive Officers:

Non-equity incentive plan compensation ($)
Name and Principal Position	Year Ended April 30	Salary ($)	Share- based Awards ($)	Option- Based Awards ($) (6)(7)	Annual incentive plans ($)	Long-term incentive plans ($)	Pension value ($)	All other Compensation ($)(5)	Total compensation ($)
John G. Robertson, CEO(1)(2)(3)	2009 2008 2007	Nil Nil Nil	Nil Nil Nil	130,753 131,111 6,448	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	30,000 30,000 30,000	160,753 161,111 36,448
James Vandeberg, CFO(4)(5)	2009 2008 2007	Nil Nil Nil	Nil Nil Nil	26,151 26,222 1,290	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	26,151 26,222 1,290

(1)

Mr. Robertson is also a director and does not receive compensation in that capacity. See “Director Compensation – Narrative Discussion”.

(2)

Access Information Services, Inc., a Washington corporation which is owned and controlled by the Robertson Family Trust, received or is to receive $2,500 per month from us for management services provided to us.  Mr. Robertson is a trustee of the Robertson Family Trust.  This amount for fiscal 2009 (and fiscal 2008 and 2007) has been paid.

(3)

Mr. Robertson’s option-based awards granted during 2007 consisted of 500,000 stock options which were granted on April 12, 2007 at an exercise price of CDN$1.30 and fair value of CDN$0.849 per share.

(4)

Mr. Vandeberg is also a director and does not receive compensation in that capacity. See “Director Compensation – Narrative Discussion”

(5)

Mr. Vandeberg’s option-based awards granted during 2007 consisted of 100,000 stock options which were granted on April 12, 2007 at an exercise price of CDN$1.30 and fair value of CDN$0.849 per share.

(6)

The value of perquisites received by each of the NEOs, including property or other personal benefits provided to the NEOs that are not generally available to all employees, were not, in the aggregate, greater than $50,000 or 10% of the NEOs total salary for the financial year.

(7)

The valuation of the fair value of the options at the time of the grant is based on the Black Scholes model and includes the following assumptions; weighted average risk free rate, weighted average expected life, expected volatility and dividend yield.

Narrative Discussion

The Company does not have a share-based award plan other than the stock option plan referred to above. The Company also does not have a pension plan or a long term incentive plan.

Employment Contracts and Termination of Employment

There are no employment agreements or other compensating plans or arrangements with regard to any of the Named Executive Officers which provide for specific compensation in the event of resignation, retirement, other termination of employment or from a change of control of the Issuer or from a change in a Named Executive Officer’s responsibilities following a change in control.

Pursuant to the Company’s stock option plan, in the event the optionee’s employment by or engagement with (as a director or otherwise) the Company is terminated by the Company for any reason other than death before exercise of the options granted hereunder, the stock  option granted to the Participant shall immediately expire and all rights to purchase shares thereunder shall immediately cease and expire and be of no further force or effect.

In the event the Participant resigns as an employee, the stock option granted to the Participant shall immediately expire and all rights to purchase shares thereunder shall immediately cease and expire and be of no further force or effect.

Refer also to the Compensation Discussion and Analysis section above.

Incentive Plan Awards

Narrative Discussion

As reported above under the Summary Compensation Table, the Company does not have a share-based award plan or a long term incentive plan.  Information with respect to the grant of stock options is more particularly described above in the Option-based Awards and Compensation Discussion and Analysis sections.

Outstanding Option-Based Awards and Share-Based Awards

No option-based awards were granted to the NEOs at the end of the most recently completed financial year.  The following table sets out the option-based awards that are currently outstanding as at the end of the most recently completed financial year.

	Option-based Awards				Stock-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)
John Robertson	500,000	1.30	April 12, 2012	N/A	250,000	212,250
James Vandeberg	100,000	1.30	April 12, 2012	N/A	50,000	42,450

Incentive Plan Awards – value vested or earned during the year

No incentive stock options were granted to any NEOs during the year ended April 30, 2009.

No incentive stock options vested during the year ended April 30, 2009 which were held by the NEOs.

During the year ended April 30, 2009, neither of the two NEOs exercised or sold options.  There were 600,000 unexercised options at the financial year end held by the NEOs, none of which were in-the-money.

Pension Plan Benefits

As reported under the Summary Compensation Table, the Company does not maintain a Pension Plan for its employees and therefore no benefits were received.

Termination of Employment or Change of Control

Other than as described in the Narrative Discussion section under the Summary Compensation Table, the Company has no plans or arrangements with respect to remuneration received or that may be received by the Named Executive Officers during the Company’s most recently completed financial year or current financial year in view of compensating such officers in the event of termination of employment (as a result of resignation, retirement, change of control, etc.) or a change in responsibilities following a change of control, where the value of such compensation exceeds $150,000 per executive officer.

DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth all compensation provided to the directors for the year ended April 30, 2009.

The Company does not have a share-based award plan for the directors other than the stock option plan referred to above, details of which are provided below under Outstanding Option-Based Awards, Share- Based Awards and Non-equity Incentive Plan Compensation. The Company also does not have a pension plan or a non-equity incentive plan for its directors.

Other than John Robertson, as described above in the Narrative Description and reported in the table below, no directors, who were not NEO’s of the Company were compensated during the financial year ended April 30, 2009 for services in their capacity as directors.

Non-equity incentive plan compensation ($)
Name and Principal Position	Year Ended April 30	Salary ($)	Share- based Awards ($)	Option- Based Awards ($) (6)	Annual incentive plans ($)	Long-term incen-tive plans	Pension value ($)	All other Compen-sation ($)	Total compensation ($)
John G. Robertson, CEO(1)(2)	2009 2008 2007	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
James Vandeberg, CFO(3)	2009 2008 2007	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Jennifer Lorette (4)	2009 2008 2007	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

(1)

Mr. Robertson is also an NEO and indirectly receives or accrues compensation in that capacity. See “Executive Compensation – Narrative Discussion”.

(2)

Mr. Robertson did not receive option-based awards in his capacity as a director.

(3)

Mr. Vandeberg does not receive any compensation in his capacity as a director, nor any option-based awards in his capacity as a director.

(4)

Ms. Lorette not receive option-based awards in her capacity as a director.

(5)

The valuation of the fair value of the options at the time of the grant is based on the Black Scholes model and includes the following assumptions; weighted average risk free rate, weighted average expected life, expected volatility and dividend yield.

Narrative Description

There was no other cash compensation paid to directors by the Company for services rendered in their capacities as directors for the year ended April 30, 2009.

A management fee was payable, but accrued to Access Information Services, Inc., a company controlled by the Robertson Family Trust, of which Mr. Robertson is a trustee.  Ms Lorette’s option-based awards granted during 2009 consisted of 150,000 stock options which were previously granted on May 10, 2002.  These options were due to expire on May 10, 2009 and were extended until May 10, 2012 at an exercise price of CDN$0.20 and fair value of CDN$0.0788 per share.  Other than as herein set forth, the Company did not pay any compensation to its directors or Named Executive Officers.

Directors of the Company who are also NEOs are not compensated for their services in their capacity as directors, although directors of the Company are reimbursed for their expenses incurred in connection with their services as directors.

Information with respect to grants of options to the directors is reported below under the Narrative Description in the section below entitled Outstanding Option-Based Awards, Share-Based Awards and Non-equity Incentive Plan Compensation.

Other than as described above, no directors of the Company were compensated by the Company during the financial year ended April 30, 2009 for services as consultants or experts.

Option-Based Awards, Share-Based Awards and Non-equity Incentive Plan Compensation for Directors

As disclosed under the Director Compensation Table, the Company does not have a share-based award plan, a pension plan or a non-equity incentive plan for its directors.

Option-based awards to the directors are granted pursuant to the terms of the Company’s stock option plan.  The options are always granted at market price.  The valuation of the fair value of the options at the time of the grant is based on the Black Scholes model and includes the following assumptions; weighted average risk free rate, weighted average expected life, expected volatility and dividend yield.

Directors generally receive a grant of stock options upon their appointment.

During the most recently completed year, no stock options were granted to any directors.

Non-Cash Compensation

No stock options were granted by the Company during the financial year ended April 30, 2009 to the directors who are not a Named Executive Officer of the Company.

There were no exercises of stock options during the financial year ended April 30, 2009 by the directors who are not the Named Executive Officer, and the financial year end value of unexercised options.  There were 225,000 unexercised options at the financial year end held by one director who is not a Named Executive Officer, 125,000 of which were in-the-money.

Incentive Plan Awards Tables

175,000 stock options, which were held by the non-executive directors, vested during the 2009 year.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, other than Mr. Vandeberg, who furnished no Forms to the Company during the year, no officer, director or beneficial owner of more than ten percent of the Common Stock of the Company failed to file on a timely basis reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

In accordance with disclosure requirements, the Board of Directors of the Company has adopted the following corporate governance practices.

Board of Directors

The Board of Directors is composed of two directors.  Both of these directors are executive officers of the Company.  At this time, the Company has no directors which could be considered “independent”.

Directorships

Name of Director	Other Reporting Issuer(s)

John G. Robertson	REGI U.S., Inc., Reg Technologies, Inc., Teryl Resources Corp., Linux Gold Corp.
James Vandeberg	REGI U.S., Inc., Reg Technologies Inc., ASAP Expo Inc.
Jennifer Lorette	REGI U.S., Inc., Reg Technologies, Inc., Teryl Resources Corp., Linux Gold Corp.

Orientation and Education

The Company does not have a formal process of orientation for new directors.  Historically such orientation and education is provided on an informal basis.  As new directors join the Board, management will provide these individuals with corporate policies, historical information, and an outline of general duties.  The Board believes these procedures are a practical and effective approach due to the size of the company and the limited number of changes to the board.

Ethical Business Conduct

The Board has not adopted a written code of business conduct and ethics for directors, officers and employees of the Company.

Nomination of Directors

The Board has not appointed a formal nominating committee.

Compensation

The Board is responsible for reviewing and approving the compensation for all officers, management and employees.  The Board is also responsible for reviewing compensation programs such as the stock option plan and is solely responsible for the granting of any stock options to any officer, management, employees or consultants.

Report on Executive Compensation

The Board of Directors, when performing equivalent functions of a Compensation Committee, bases their decisions on very simplistic policies.

When deciding the method and amount of compensation, the Board of Directors base their decision on the following criteria and factors:

1.

level of services, expertise, business contacts and skills provided to the Company;

2.

degree of involvement and participation in the day to day operations of the Company;

3.

amount of finances available to the Company; and

4.

amount of outstanding options already granted.

At this time there is no relationship between corporate performance and executive compensation.

Other Board Committees

The Board currently has one committee being the Audit Committee.

Assessments

Based on the Company’s size and its current state of development the Board considers a formal process for assessing to be unnecessary at this time.

Audit Committee

Our Audit Committee consists of the entire Board of Directors of the Company and is comprised of seasoned business professionals, whereby the members each have over 30 years of experience in the investment business, are board members of several corporations and one of the members is an attorney whose practice focuses on the corporate finance area, with an emphasis on securities and acquisitions. On this basis, we believe that the audit committee has adequate resources available to it when financial expertise and advice are necessary.

Despite being comprised of our entire Board of Directors, our Audit Committee assists the Board in fulfilling its responsibilities relating to the Company’s corporate accounting and reporting practices.  The Audit Committee is responsible for ensuring that management has established appropriate processes for monitoring the Company’s systems and procedures for financial reporting and controls, reviewing all financial information in disclosure documents; monitoring the performance and fees and expenses of the Company’s external auditors and recommending external auditors for appointment by shareholders.  The Audit Committee is also responsible for reviewing the Company’s annual financial statements prior to approval by the Board and release to the public.  Currently the members are John Robertson, Jennifer Lorette and  James Vandeberg .

Board of Directors Meetings

The Company held no Board meetings during fiscal 2009.  The Company acted by written consent on ten (10) occasions adopted by all directors during the April 2009 fiscal year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans as of April 30, 2009.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (3)(4)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
▪ 1993 Stock Option Plan (as amended December 5, 2000) (1) and 2007 Stock Option Plan (2)	1,743,000	$1.16	757,000
Equity compensation plans not approved by security holders	N/a	N/a	N/a

 (1)

The Company has a Stock Option Plan to issue up to 2,500,000 shares to certain key directors and employees, approved April 30, 1993 and amended December 5, 2000.  Pursuant to the Plan, the Company has granted stock options to certain directors, consultants and employees.

(2)

The Company has a Stock Option Plan to issue up to 2,000,000 shares to certain key directors and employees, approved April 12, 2007.   Pursuant to the Plan, the Company has granted stock options to certain directors, consultants and employees.

(3)

The price reflects the weighted average exercise price of those options which are outstanding.

(4)

The weighted average exercise price of those options which are exercisable (1,743,000 options) is $1.16.

The Company has a Stock Option Plan to issue up to 2,500,000 shares to certain key directors and employees, approved April 30, 1993 and amended December 5, 2000. On April 12, 2007 the Company approved the 2007 Stock Option Plan to issue up to 2,000,000 shares to certain key directors and employees. Pursuant to the Plans, the Company has granted stock options to certain directors, consultants and employees.

All options granted by the Company under the 2000 Plan have the following exercise schedule:

(i)

Up to 25% of the option may be exercised at any time during the term of the option, such initial exercise is referred to as the “First Exercise”.

(ii)

The second 25% of the option may be exercised at any time after 90 days from the date of First Exercise, such second exercise is referred to as the “Second Exercise”.

(iii)

The third 25% of the option may be exercised at any time after 90 days from the date of Second Exercise, such third exercise is referred to as the “Third Exercise”

(iv)

The fourth and final 25% of the option may be exercised at any time after 90 days from the date of the Third Exercise.

(v)

The options expire sixty months from the date of grant.

All options granted to April 30, 2009 by the Company under the 2007 Plan have the following exercise schedule:

(i)

Up to 25% of the option may be exercised 90 days after the grant of the option.

(ii)

The second 25% of the option may be exercised at any time after 1 year and 90 days after the grant of the option.

(iii)

The third 25% of the option may be exercised at any time after 2 years and 90 days after the grant of the option.

(iv)

The fourth and final 25% of the option may be exercised at any time after 3 years and 90 days after the grant of the option.

(v)

The options expire 60 months from the date of grant.

The following table sets forth information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans as of April 30, 2009.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (3)(4)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
▪ 1993 Stock Option Plan (as amended December 5, 2000) (1) and 2007 Stock Option Plan (2)	1,743,000	$1.16	757,000
Equity compensation plans not approved by security holders	N/a	N/a	N/a

(1)

The Company has a Stock Option Plan to issue up to 2,500,000 shares to certain key directors and employees, approved April 30, 1993 and amended December 5, 2000.  Pursuant to the Plan, the Company has granted stock options to certain directors, consultants and employees.

(2)

The Company has a Stock Option Plan to issue up to 2,000,000 shares to certain key directors and employees, approved April 12, 2007.   Pursuant to the Plan, the Company has granted stock options to certain directors, consultants and employees.

(3)

The price reflects the weighted average exercise price of those options which are outstanding.

(4)

The weighted average exercise price of those options which are exercisable (1,743,000 options) is $1.16.

The Company has a Stock Option Plan to issue up to 2,500,000 shares to certain key directors and employees, approved April 30, 1993 and amended December 5, 2000. On April 12, 2007 the Company approved the 2007 Stock Option Plan to issue up to 2,000,000 shares to certain key directors and employees. Pursuant to the Plans, the Company has granted stock options to certain directors, consultants and employees.

All options granted by the Company under the 2000 Plan have the following exercise schedule:

(vi)

Up to 25% of the option may be exercised at any time during the term of the option, such initial exercise is referred to as the “First Exercise”.

(vii)

The second 25% of the option may be exercised at any time after 90 days from the date of First Exercise, such second exercise is referred to as the “Second Exercise”.

(viii)

The third 25% of the option may be exercised at any time after 90 days from the date of Second Exercise, such third exercise is referred to as the “Third Exercise”

(ix)

The fourth and final 25% of the option may be exercised at any time after 90 days from the date of the Third Exercise.

(x)

The options expire sixty months from the date of grant.

All options granted to April 30, 2009 by the Company under the 2007 Plan have the following exercise schedule:

(vi)

Up to 25% of the option may be exercised 90 days after the grant of the option.

(vii)

The second 25% of the option may be exercised at any time after 1 year and 90 days after the grant of the option.

(viii)

The third 25% of the option may be exercised at any time after 2 years and 90 days after the grant of the option.

(ix)

The fourth and final 25% of the option may be exercised at any time after 3 years and 90 days after the grant of the option.

(x)

The options expire 60 months from the date of grant.

Employment Contracts and Termination of Employment and Change of Control Arrangements

The Company does not have any employment contracts, termination of employment and change of control arrangements.

Certain Related Transactions and Legal Proceedings with Directors

We entered into the following contracts with related parties.  Related parties consist of companies controlled or significantly influenced by the President of the Company.

(a)

On March 31, 1994, we entered into a management agreement with Access Information Services, Inc., a Washington corporation, which is owned and controlled by the Robertson Family Trust.  A management fee of $2,500 per month is accrued for the provision certain management, administrative, and financial services.  There is no termination or change of control provision.

(b)

The Company entered into an agreement with a professional law firm (the “Law Firm”) in which a partner of the firm is an Officer and Director of the Company. The Company agreed to pay a cash fee equal to 5% of any financings with parties introduced to the Company by the Law Firm. The Company also agreed to pay an equity fee equal to 5% of the equity issued by the Company to parties introduced by the Law Firm, in the form of options, warrants or common stock.  During the year ended April 30, 2009, fees in the aggregate of $21,333 (2008 - $62,459) for legal services have been paid to the Law Firm.

During the year ended April 30, 2009:

(a)

the value of consulting services of $90,000 (2008 - $90,000) was contributed by the President, CEO and Director of the Company, charged to operations and treated as donated capital.

(b)

the value of consulting services of $30,000 (2008 - $30,000) was contributed by the Vice President and Director of the Company, charged to operations and treated as donated capital.

(c)

the value of consulting services of $30,000 (2008 - $30,000) was contributed by the CFO, COO and Director of the Company, charged to operations and treated as donated capital.

(d)

project management fees of $30,000 (2008 - $30,000) were paid to a company having common officers and directors.

Changes in Control

Other than as follows, we know of no arrangements the operation of which may result in a change of our control.

Communications with Directors

Our Board of Directors has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of our Board of Directors by mail or electronically. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any such individual directors or group of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 240 – 11780 Hammersmith Way, Richmond, BC  V7A 5E9.  To communicate with any of our directors electronically, a shareholder should send an email to: www.regtech.com .

Board Members' Attendance at Annual Meetings

It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the time of our previous annual meeting of shareholders, we had three directors, two of whom were in attendance.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

General

The Company’s Bylaws (“Bylaws”) provide that the number of directors must fall within a range of 2 to 9, the exact number to be determined by the shareholders.  Directors are elected for a term of one year and until their successors have been elected and qualified.  There are currently three (3) directors of the Company:  John Robertson, Jennifer Lorette and James Vandeberg.

Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of Messrs. Robertson and Vandeberg and Ms. Lorette. Although it is anticipated that each nominee will be available to serve as a director, should a nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by our Board of Directors.  Directors hold office until the next annual meeting of shareholders or until their respective successors are elected or until their earlier death, resignation or removal.

REQUIRED VOTE AND BOARD RECOMMENDATION

Assuming a quorum is present at the Annual Meeting, the three nominees for director receiving the highest number of affirmative votes will be elected; votes withheld and votes against a nominee have no practical effect. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL NO. 2 - APPROVAL OF AUDITOR

Relationship with Independent Auditor

Upon recommendation of our Audit Committee, on September 25, 2008, our board of directors terminated Smythe Ratcliffe LLP, Chartered Accountants as our principal accountant, who audited our consolidated financial statements for the fiscal year ended April 30, 2008, and appointed James Stafford, Inc., Chartered Accountants as the Company’s new principal accountant.  On July 8, 2009, James Stafford, Inc., Chartered Accountants, resigned as the Company’s principal accountants.  Upon recommendation of our Audit Committee, on July 15, 2009, our board of directors appointed Malone & Bailey PC, Certified Public Accountants, as the Company’s new independent principal accountant (see the Company’s Form 8-K dated October 1, 2008, 8-K/A dated October 6, 2008, 8-K/A dated October 20, 2008, Form 8-K dated July 14, 2009 and the 8-K dated July 17, 2009, filed on EDGAR).

The Company does not expect a representative of Malone & Bailey to be present at the Annual Meeting.  However, Malone & Bailey will have the opportunity to make a statement if it desires to do so.

The Board of Directors recommends that Malone & Bailey PC, Certified Public Accountants serve as auditor of the Company until the next Annual Meeting.  Malone & Bailey PC, Certified Public Accountants, performed the audit of the consolidated financial statements for the Company for the year ended April 30, 2009.

Additional Audit Information

The following table discloses accounting fees and services which we paid to our auditor, Malone & Bailey PC, Certified Public Accountants, and to our former auditors, James Stafford, Inc., Chartered Accountants, and Smythe Ratcliffe LLP during 2009 and 2008:

Type of Services Rendered	2009 Fiscal Year	2008 Fiscal Year

(a) Audit Fees	$ 12,000	$ 40,443

(b) Audit-Related Fees	$Nil	$Nil

(c) Tax Fees	$Nil	$Nil

(d) All Other Fees	$Nil	$Nil

Votes will be counted respecting proxies received or shareholders present at the meeting only.  Abstentions and brokers’ non-votes will not be counted.

The Board of Directors recommends a vote FOR Proposal No. 2.

OTHER MATTERS

Transfer Agent

The Nevada Agency and Trust Company, located at 50 West Liberty Street, Suite 880, Reno, Nevada, USA, phone (775) 322-0626, fax (775) 322-5623 is the transfer agent for the Company’s common shares.

Annual Report

A copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2009 is available electronically at www.sec.gov and on our website at www.regtech.com.

Stockholder Proposals

Stockholder proposals to be included in the Company’s Proxy Statement and Proxy for its 2010 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission and must be received by the Company no later than August 30, 2010.

Additional Information

In order to reduce the financial and environmental impact of printing and mailing, each shareholder may obtain a copy of Company’s Annual Report containing the Company’s 2009 audited financial statements, including the report of its independent chartered accountants on our website at www.regtech.com .  However, upon receipt of a written request, the Company will be pleased to furnish to any shareholder, without charge, a copy of the Company’s 2009  Form 10-K as filed with the SEC under the Securities Exchange Act of 1934 (including the financial statements and the schedules thereto and a list briefly describing the exhibits thereto).  Shareholders should direct any request to the Company, #240 – 11780 Hammersmith Way, Richmond, British Columbia, Canada, V7A 5E9, Attention: John Robertson, President.

Action on Other Matters

The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Meeting, management will report on the Company’s business and shareholders will have the opportunity to ask questions.

REGI U.S., INC.

By Order of the Board of Directors

/s/

John G. Robertson

John G. Robertson, President

Richmond, British Columbia

November 24, 2009

Change of Auditor 2008 – Form 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 15, 2008 (September 25, 2008)

REGI U.S., INC.
(Exact name of registrant as specified in its charter)

OREGON	0-23920	91-1580146
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

240 – 11780 HAMMERSMITH WAY
RICHMOND, BRITISH COLUMBIA V7A 5E9, CANADA
(Address of principal executive offices)

(604) 278-5996
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

4.01 Changes in Registrant’s Certifying Accountant

(a) On September 25, 2008, the Board of Directors of REGI U.S., Inc. (the “Company”) dismissed Smythe Ratcliffe LLP as the Company’s independent registered public accounting firm.

Smythe Ratcliffe LLP’s audit report of the Company’s financial statements for each of the years ended April 30, 2008 and 2007 included language expressing substantial doubt as to the Company’s ability to continue as a going concern. The audit report contained no other adverse adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

As such, in connection with these audits of the fiscal years ended April 30, 2008 and 2007, and during the period from April 30, 2008 to September 25, 2008, there were no disagreements between the Company and Smythe Ratcliffe LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Smythe Ratcliffe LLP’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection in their reports on the financial statements of the Company for such periods.

None of the reportable events described in Item 304(a)(1)(iv) of Regulation S-B, as relied upon during the period of their audit reports, occurred during the years ended April 30, 2008 and 2007, nor during the period from April 30, 2008 to September 25, 2008.

The Company has provided Smythe Ratcliffe LLP with a copy of the foregoing disclosure, and requested that Smythe Ratcliffe furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Company has filed, as Exhibit 16.1 to this Form 8-K/A, a copy of the letter from Smythe Ratliffe LLP, dated October 15, 2008, stating their agreement with such statements, as required by Item 304(a)(3) of Regulation S-B.

(b) On September 25, 2008, the Board of Directors of the Company engaged the accounting firm of James Stafford, Chartered Accountants and appointed it as the Company’s new independent registered public accounting firm, effective September 25, 2008.

During the two most recent fiscal years ended April 30, 2008 and 2007 prior to the engagement of James Stafford, Chartered Accountants, the Company did not consult with James Stafford, Chartered Accountants with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; and further, James Stafford, Chartered Accountants have not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

The decision to change principal auditors and the engagement of the new principal auditor was recommended and approved by the Company's Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b)	PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c)	SHELL COMPANY TRANSACTIONS.

Not applicable.

(d)	EXHIBITS.

Exhibit No.	Description

16.1	Letter of Smythe Ratcliffe LLP regarding change in independent registered public accounting firm.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 15, 2008	REGI U.S., Inc.

By:/s/ James Vandeberg
James Vandeberg, Chief Operating Officer,
and Chief Financial Oficer

EX-16.1 2 exhibit16-1.htm LETTER OF SMYTHE RATCLIFFE LLP

Exhibit 16.1

September 30, 2008

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:	Change of Auditor of REGI U.S., Inc.

We have been furnished with a copy of the 8-K related to the event dated September 30, 2008, to be filed by our former client REGI U.S., Inc. We agree with the statements contained in Item 4.01(a) insofar as they relate to our Firm. We have no basis to comment on the other paragraphs in Item 4.01.

Yours very truly,

SMYTHE RATCLIFFE LLP

“Smythe Ratcliffe LLP” (signed)

Rick Henshaw, CA Partner

ASH/sl/109150

cc: REGI U.S., Inc.

7th Floor, Marine Building	Fax:	604.688.4675
355 Burrard Street,	Telephone	604.687.1231
Vancouver, BC	:
Canada V6C 2G8	Web:	SmytheRatcliffe.com

Change of Auditor 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 10, 2009 (July 8, 2009)

REGI U.S., INC.

-----------------------------------------------------

(Exact name of registrant as specified in its charter)

OREGON	0-23920	91-1580146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 – 11780 HAMMERSMITH WAY

RICHMOND, BRITISH COLUMBIA V7A 5E9, CANADA

(Address of principal executive offices)

(604) 278-5996

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4.01

Changes in Registrant’s Certifying Accountant

(a)  On July 8, 2009, James Stafford, Inc., Chartered Accountants (“James Stafford”), advised the registrant, REGI U.S., Inc. (the "Company"), that James Stafford had resigned as the Company's auditors, effective immediately.  James Stafford did not seek the Company’s consent to its resignation.

The Company’s Board of Directors did not recommend a change of auditors and, as a result of the resignation, has not yet approved the appointment of new auditors and has begun a search for a new independent auditing firm.

From September 25, 2008 to July 8, 2009, there were no disagreements between the Company and James Stafford on any matters of accounting principals or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the James Stafford would cause it to make reference to the subject matter of the disagreement(s).  No audit report was issued during the period of September 25, 2008 to July 8, 2009 during which James Stafford was the auditor for the Company.

The Company has provided James Stafford with a copy of the foregoing disclosure, and requested that James Stafford furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  The Company has filed, as Exhibit 16.1 to this Form 8-K, a copy of the letter from James Stafford, dated July 10, 2009, stating their agreement with such statements, as required by Item 304(a)(3) of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)

FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b)

PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c)

SHELL COMPANY TRANSACTIONS.

Not applicable.

(d)

EXHIBITS.

Exhibit No.	Description
16.1	Letter of James Stafford, Inc., Chartered Accountants regarding change in independent registered public accounting firm.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 10, 2009	REGI U.S., Inc.

By: /s/ James Vandeberg

James Vandeberg, Chief Operating Officer,
and Chief Financial Officer

EXHIBIT 16.1

JAMES STAFFORD	James Stafford Chartered Accountants
Suite 350 – 1111 Melville Street Vancouver, British Columbia Canada V6E 3V6 Telephone +1 604 669 0711 Facsimile +1 604 669 0754 * Incorporated professional, James Stafford, Inc.

PRIVATE AND CONFIDENTIAL

Securities and Exchange Commission

100 F Street, NE

Washington, DC  20549

10 July 2009

Dear Sirs/Mesdames:

We have read the statements made by REGI U.S., Inc. in the attached copy of Form 8-K – Current Report (the “Form 8-K”) dated 10 July 2009, which we understand will be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

We agree with the statements in the Form 8-K dated 10 July 2009.

Yours truly,

“Bradley Stafford”

James Stafford Chartered Accountants

Vancouver, 10 July 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 17, 2009 (July 8, 2009)

REGI U.S., INC.

-----------------------------------------------------

(Exact name of registrant as specified in its charter)

OREGON
(State or other jurisdiction of incorporation)

240 – 11780 HAMMERSMITH WAY

RICHMOND, BRITISH COLUMBIA V7A 5E9, CANADA

(Address of principal executive offices)

(604) 278-5996

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

REGI U.S., Inc. (the “Company”) is filing this Current Report on Form 8-K relating to the Company’s Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission (the “Commission”) on July 14, 2009, to report that the Company has now engaged a new auditor. As disclosed in the Original Form 8-K, the Company’s former auditor, James Stafford LLP, Chartered Accountants, resigned, and the Company had not approved the appointment of a new independent auditing firm.

4.01 Changes in Registrant’s Certifying Accountant

(b)  On July 15, 2008, the Board of Directors of the Company engaged the accounting firm of Malone & Bailey PC, Certified Public Accountants, and appointed it as the Company’s new independent registered public accounting firm, effective July 15, 2009.

During the two most recent fiscal years ended April 30, 2009 and 2008 prior to the engagement of Malone & Bailey PC, the Company did not consult with Malone & Bailey PC with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; and further, Malone & Bailey PC have not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

The Company’s Board of Directors did not recommend a change of auditors as the Company’s former auditor resigned.

The decision to engage Malone & Bailey PC as the Company’s new principal auditors was recommended and approved by the Company's Board of Directors as of July 15, 2009.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 17, 2009

REGI U.S., Inc.

By:       /s/ James Vandeberg

James Vandeberg, Chief Operating Officer,

and Chief Financial Officer

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

OF

REGI U.S., INC.

PLEASE SIGN AND RETURN IMMEDIATELY

I, the undersigned shareholder of REGI U.S., INC. (the "Company"), hereby nominate, constitute and appoint John Robertson, the President and a Director of the Company, or failing him,____________________ (with full power to act alone), as my true and lawful attorney, with full power of substitution, to vote for me and in my name, place and stead all of the stock of the Company standing in my name and on its books on November 2, 2009 (the “Record Date”), at the Annual and Special Meeting of Shareholders to be held at The River Club, 11111 Riverside Drive, Richmond, British Columbia at 10:30 a.m., on January 4, 2010, or at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED "FOR" THE INDIVIDUALS AND THE PROPOSITIONS LISTED BELOW UNLESS THE SHAREHOLDER, BY SO SIGNIFYING IN THE SPACES PROVIDED BELOW, WITHHOLDS AUTHORITY TO VOTE FOR THEM OR VOTES AGAINST SAID PROPOSITION.

1. ELECTION OF DIRECTORS.  Electing the persons listed below to serve as Directors for the ensuing year.

John Robertson	FOR	☐	WITHHOLD VOTE	☐
James Vandeberg	FOR	☐	WITHHOLD VOTE	☐
Jennifer Lorette	FOR	☐	WITHHOLD VOTE	☐

2.  APPROVAL OF MALONE & BAILEY PC, Certified Public Accountants, as Auditor of the Company until the  close of the next annual meeting.

FOR	☐	AGAINST	☐	ABSTAIN	☐

5.  OTHER MATTERS.  In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the individuals and the propositions listed above.

THIS PROXY, WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2.

DATED_______________________________, 2009.

Name of Shareholder (please print)	Name of Shareholder (please print)

Signature of Shareholder	Signature of Shareholder

No. of Shares:

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE.  IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.  ALL JOINT OWNERS MUST SIGN.  WE URGE YOU TO SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE TO NEVADA AGENCY & TRANSFER COMPANY, 50 WEST LIBERTY STREET, SUITE 880, RENO, NV. 89501 -WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.  IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY.  THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

NOTES TO FORM OF PROXY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY POLL AS REQUESTED BY A SHAREHOLDER OR PROXYHOLDER (PROVIDED THE INSTRUCTIONS ARE CERTAIN).  IF THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE ITEMS ABOVE BY MARKING AN “X” IN THE SPACE PROVIDED FOR THAT PURPOSE THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THAT CHOICE.  (IN THE ABSENCE OF INSTRUCTIONS MADE ON A FORM OF PROXY, IT IS THE INTENTION OF THE MANAGEMENT DESIGNEE, IF NAMED AS PROXY, TO VOTE FOR THE APPROVAL OF ALL OF THE MATTERS REFERRED TO IN THE NOTICE OF MEETING.)

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.

A Shareholder has the right to designate a person (who need not be a Shareholder of the Company), other than directors, officers of the Company and the management designee, to attend and act for him at the Meeting.  Such right may be exercised by inserting in the blank space provided in the Form of Proxy, the name of the person to be designated and deleting therefrom, the names of the management designee or by completing another proper form of proxy and delivering same to the office of the Transfer Agent of the Company, Nevada Agency & Transfer Company, 50 West Liberty Street, Suite 880, Reno, NV, 89501 – no later than forty-eight (48) hours (excluding Saturdays, Sundays, and holidays) before the time set for the Meeting or any adjournment thereof.

The Form of Proxy, to be valid, must be signed by the Shareholder or by his attorney duly authorized in writing, or, if the Shareholder is a corporation, the Form of Proxy shall be executed by an officer of such corporation or by an attorney duly authorized in writing.  If the Form of Proxy is executed by an attorney for an individual shareholder or by an officer or attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the Form of Proxy.

A proxy to be effective must be deposited at the office of the Transfer Agent of the Company, no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time set for the Meeting or any adjournment thereof.